UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 27, 2010
M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
As previously disclosed in the periodic reports filed by M.D.C. Holdings, Inc. (the “Company”), during the 2010 first quarter the Company reached a settlement with the Internal Revenue Service (“IRS”) on the audit of its 2004 and 2005 federal income tax returns, which settlement was subject to review by the Joint Committee on Taxation. On August 27, 2010, the Company received a letter from the IRS communicating that the IRS Appeals Office cannot enter into the settlement on the basis reached in the post-appeals mediation. The Company is currently considering its options.
No adverse financial statement impact is expected to occur due to reserves and deposits made in prior periods.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.
Dated: August 31, 2010	By:	/s/ Joseph H. Fretz
		Name:	Joseph H. Fretz
		Title:	Secretary & Corporate Counsel

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